                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO. ___)

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|      Preliminary Proxy Statement
|_|      CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
         (AS PERMITTED BY RULE 14A-6(E)(2))
|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12


                          ALLIANCE PHARMACEUTICAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.
|_|      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
         Item 22(a)(2) of Schedule 14A.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1) Title of each class of securities to which transaction applies:

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         (3)      Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (set forth the
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                                       1

|_|      Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                                       2

                          ALLIANCE PHARMACEUTICAL CORP.
                     4660 LA JOLLA VILLAGE DRIVE, SUITE 740
                           SAN DIEGO, CALIFORNIA 92122
                             ______________________

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 14, 2006
                             ______________________

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Alliance Pharmaceutical Corp., a New York corporation (the "Company" or the "Corporation"), will be held at 10:00 a.m., local time, on Tuesday, November 14, 2006, at the Courtyard by Marriott-Sorrento Mesa, located at 9650 Scranton Road, San Diego, California 92121, for the purpose of considering and voting upon:

                  (1) the election of six directors to the Company's Board of Directors (the "Board") to serve until our 2007 Annual Meeting of Shareholders or until their successors have been duly elected and qualified;

                  (2) an amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 125,000,000 shares to 150,000,000 shares, as described in the attached proxy statement (the "Proxy Statement");

                  (3) the ratification of our Audit Committee's selection of Corbin & Company, LLP ("Corbin") as our independent registered public accounting firm for the fiscal year ending June 30, 2007; and

                  (4) the transaction of such other business as may properly come before the meeting, or any postponement or adjournment thereof.

         Shareholders of record at the close of business on September 29, 2006 (the "Record Date"), shall be entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof; provided, however, that the stock transfer books will remain open between the Record Date and the date of the Annual Meeting.

         Representation of at least a majority in voting interest of the common stock of the Company either in person or by proxy is required to constitute a quorum for purposes of voting on the proposal set forth above. Accordingly, it is important that your shares be represented at the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted at the Annual Meeting.

         Please read the accompanying proxy material carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

                                            By Order of the Board of Directors,

                                            DUANE J. ROTH, Chairman

Dated: San Diego, California
       September 15, 2006

                          ALLIANCE PHARMACEUTICAL CORP.
                     4660 LA JOLLA VILLAGE DRIVE, SUITE 740
                           SAN DIEGO, CALIFORNIA 92122
                             ______________________

                           PRELIMINARY PROXY STATEMENT
                             ______________________

         GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Alliance Pharmaceutical Corp. (the "Company" or the "Corporation") to be voted at the Annual Meeting of Shareholders to be held on Tuesday, November 14, 2006, at 10:00 a.m., local time, at the Courtyard by Marriott-Sorrento Mesa, located at 9650 Scranton Road, San Diego, California 92121, and at any adjournment or adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of the Annual Meeting of Shareholders.

         The mailing address of the principal executive offices of the Corporation is 4660 La Jolla Village Drive, Suite 740, San Diego, California 92122 (telephone number 858-410-5200). The enclosed proxy and this Proxy Statement are being first sent to Shareholders of the Corporation on or about October 6, 2006. The Corporation's 2006 Annual Report to Shareholders, which includes the Corporation's Annual Report for the year ended June 30, 2006 on Form 10-KSB, is being mailed to Shareholders concurrently with this Proxy Statement. The 2006 Annual Report to Shareholders is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation of proxies is to be made.

         VOTING RIGHTS AND SOLICITATION

         The Board of Directors has fixed the close of business on September 29, 2006 as the record date for the determination of Shareholders of the Corporation entitled to receive notice of, and vote at, the Annual Meeting. At the close of business on the record date, an aggregate of 38,464,538 shares of common stock, par value $.01 per share, of the Corporation (the "Common Stock") were issued and outstanding and entitled to one vote on each matter to be voted upon at the Annual Meeting.

         All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Broker non-votes are not counted for the purpose of determining the presence or absence of a quorum.

         The holders of a majority in voting interest of the common stock outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting.

         In voting with regard to the proposal to elect directors, Shareholders may vote in favor of all the nominees, withhold their votes as to all nominees or withhold their votes as to a specific nominee. The vote required by the proposal to elect directors is governed by New York law and is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. As a result, in accordance with New York law, votes that are withheld and broker non-votes will not be counted and will have no effect on the voting for election of directors.

         PROXIES IN THE FORM ENCLOSED ARE SOLICITED BY, OR ON BEHALF OF, THE BOARD OF DIRECTORS OF THE CORPORATION. SHAREHOLDERS ARE URGED TO SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. THE PERSONS NAMED IN THE PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD OF DIRECTORS. Shares represented by properly executed proxies received by the Corporation will be voted at the Annual Meeting in the manner specified therein or, if no specification is made, FOR the election of the directors, as described in this Proxy Statement.

         Any proxy given by a Shareholder pursuant to this solicitation may be revoked by the Shareholder at any time before it is exercised, by written notification delivered to the Secretary of the Corporation, by voting in person at the Annual Meeting, or by executing another proxy bearing a later date.

         Proxies will be solicited by mail. They may also be solicited by officers and regular employees of the Corporation personally, by telephone or otherwise, but such persons will not be specifically compensated for such services. Banks, brokers, nominees, and other custodians and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses in forwarding soliciting material to their principals, the beneficial owners of common stock. The costs of soliciting proxies will be borne by the Corporation.

         It is expected that the following business will be considered at the Annual Meeting and action taken thereon:

                        PROPOSAL 1. ELECTION OF DIRECTORS

         Six directors are to be elected at the Annual Meeting to hold office until the next annual meeting of Shareholders and until the election and qualification of their respective successors. The Board of Directors, upon recommendation of the Corporation's Chief Executive Officer, has nominated Pedro Cuatrecasas, M.D., Carroll O. Johnson, Stephen M. McGrath, Jean G. Riess, Ph.D., Duane J. Roth, and Theodore D. Roth, all of whom are currently directors of the Corporation.

         Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be cast for these nominees. If, for any reason, any of the nominees should be unable to accept nomination or election, it is intended that such proxy will be voted for the election, in his place, of a substituted nominee who would be recommended by management. Management, however, has no reason to believe that any nominee will be unable to serve as a director.

         Set forth below is certain information with respect to each nominee as of September 15, 2006:

NOMINEES FOR ELECTION AS DIRECTORS

Name                        Position                                       Age
----                        --------                                       ---

Duane J. Roth               Chairman and Chief Executive Officer           56
Pedro Cuatrecasas, M.D.     Director                                       70
Carroll O. Johnson          Director                                       73
Stephen M. McGrath          Director                                       71
Jean G. Riess, Ph.D.        Director                                       70
Theodore D. Roth            Director                                       55

BIOGRAPHICAL INFORMATION REGARDING DIRECTORS
--------------------------------------------

         DUANE J. ROTH. Mr. D. Roth has served as a director of the Corporation since 1985. He has served as Chief Executive Officer of the Corporation since 1985 and as Chairman since October 1989. Prior to joining the Corporation, Mr.
D. Roth served as President of Analytab Products, Inc., an American Home Products company (now Wyeth) involved in manufacturing and marketing medical diagnostics, pharmaceuticals and devices. For the previous ten years, he was employed in various sales, marketing and general management capacities with Ortho Diagnostic Systems, Inc., a Johnson & Johnson company, which is a manufacturer of diagnostic and pharmaceutical products. Mr. D. Roth also serves as CEO of CONNECT, a non-profit technology business accelerator in San Diego. Mr. D. Roth's brother, Theodore D. Roth, is a director of the Corporation.

         PEDRO CUATRECASAS, M.D. Dr. Cuatrecasas was elected as a director of the Corporation in August 1996. He has over 25 years of experience in the pharmaceutical industry. Dr. Cuatrecasas retired from the positions of Vice President of Warner-Lambert Company and President, Parke-Davis Pharmaceutical Research on December 31, 1996, positions he had held since 1989. During the previous four years, he had been Senior Vice President of Research and Development and Director of Glaxo, Inc. For the prior ten years, he was Vice President of Research, Development and Medical and Director of Burroughs Wellcome Company. Dr. Cuatrecasas is a member of the National Academy of Sciences and the Institute of Medicine. He is currently an independent consultant in pharmaceutical research, an Adjunct Professor in Medicine and Pharmacology at the University of California in San Diego. He received his M.D. from Washington University School of Medicine.

         CARROLL O. JOHNSON. Mr. Johnson has served as a director of the Corporation since 1989. In 2004, he retired as President of Research Management, Inc., an independent contract research organization that provided services to the pharmaceutical industry. Previously, he served for 25 years in various research, sales and marketing positions with several pharmaceutical companies, including Pharmacia Laboratories, Inc., where he created a national sales force that introduced three major products.

         STEPHEN M. MCGRATH. Mr. McGrath has served as a director of the Corporation since 1989. In May 1998, he retired as Executive Vice President of CIBC World Markets, Inc. and as the Director of its Corporate Finance Department. For the eleven years prior to his employment by CIBC Oppenheimer in 1983, he held various executive positions with Warner-Lambert Company. Before joining Warner-Lambert, Mr. McGrath was Controller and Assistant Treasurer of Sterling Drug, Inc. and a certified public accountant for Price Waterhouse & Co.

         JEAN G. RIESS, PH.D. Professor Riess has served as a director of the Corporation since 1989. Until his retirement in 1996, he had been the Director of Laboratoire de Chimie Moleculaire at the University of Nice for over 20 years. He has been an active researcher since receiving a Ph.D. from the University of Strasbourg, with numerous patents and over 300 publications. For more than 20 years, Dr. Riess has focused on chemistry related to perfluorochemical emulsions for medical application. He has directed research in synthesis of tailored perfluorochemicals, in emulsion technology, in synthesis of fluorinated surfactants, in the physical chemistry of emulsion stabilization and in surfactant self-aggregation.

         THEODORE D. ROTH. Mr. T. Roth has served as a director of the Corporation since 1998. He has been a Managing Director of Roth Capital Partners, LLC, an investment-banking firm, since 2003. For more than 15 years prior, Mr. T. Roth was employed by the Corporation, most recently serving as President and Chief Operating Officer. He received his J.D. from Washburn University and an LL.M. in Corporate and Commercial Law from the University of Missouri in Kansas City. He is the brother of Duane J. Roth, the Chairman and Chief Executive Officer of the Corporation.

COMPENSATION OF DIRECTORS
-------------------------

         Directors of the Corporation do not receive cash compensation for attendance at Board of Directors' meetings or committee meetings. Non-qualified stock options are awarded to non-employee directors pursuant to the Formula Stock Option Plan for Non-Employee Directors of the Corporation (the "Directors' Formula Option Plan"). Options under the Directors' Formula Option Plan are granted under and subject to our 1991 Stock Option Plan, 2000 Stock Option Plan and 2001 Stock Option Plan. The options have a term of ten years from the date of grant and are exercisable at a price per share equal to the fair market value of a share of common stock on the date of grant. Each non-employee director (i) upon his initial election, shall automatically be granted an option to acquire 5,000 shares of common stock which shall be exercisable in four installments of 1,250 shares each with the first installment being at his initial election and the remaining installments becoming exercisable on the date of each annual meeting of the Board of Directors thereafter that such person is a director, until fully exercisable, and (ii) upon the third annual meeting following his initial election and each annual meeting thereafter that such person remains a non-employee director, shall automatically be granted an option to acquire 1,500 shares of common stock. Except as otherwise described above, all options are immediately exercisable in full on the date of grant.

         On November 10, 2005, each director of the Corporation who was not an employee of the Corporation received a one-time grant of an option to purchase 25,000 shares of the Corporation's common stock at an exercise price of $0.11 per share.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS
-------------------------------------------------

         During the fiscal year ended June 30, 2006, there were four meetings of the Board of Directors. In addition, during the fiscal year ended June 30, 2006, each Board member attended 75% or more of the aggregate meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively. The Corporation also encourages all members of the Board to attend the Corporation's annual meeting of Shareholders each year. All six members of the Board attended the Corporation's 2005 Annual Meeting.

         Shareholders may communicate with members of the Corporation's Board by mail addressed to the full Board, a specific member of the Board or to a particular committee of the Board at 4660 La Jolla Village Drive, Suite 740, San Diego, CA 92122.

         The Board has also established an Executive Committee, a Compensation Committee, an Audit Committee and a Nominating Committee.

         EXECUTIVE COMMITTEE

         The Executive Committee was established to act when the full Board of Directors is unavailable. The Executive Committee held no meetings during fiscal year 2006. It has all the authority of the Board between meetings of the entire Board as to matters, which have not been specifically delegated to other committees of the Board, except the authority that by law cannot be delegated by the Board of Directors. The members of the Executive Committee are Dr. Cuatrecasas and Mr. D. Roth.

         COMPENSATION COMMITTEE

         The Compensation Committee advises and makes recommendations to the Board of Directors regarding matters relating to the compensation of directors, officers and senior management. The Compensation Committee held one meeting during fiscal year 2006. The members of the Compensation Committee are Dr. Cuatrecasas and Messrs. Johnson and McGrath.

         AUDIT COMMITTEE

         The Audit Committee advises and makes recommendations to the Board concerning our internal controls, our independent auditors and other matters relating to our financial activities and reporting. The Audit Committee held two meetings during fiscal year 2006. The Audit Committee is composed of Messrs. Johnson and McGrath. Our audit committee financial expert is Mr. McGrath. All members of the Audit Committee are independent (as that term is used in Item 7(d)(3) of Schedule 14A under the Securities Exchange Act of 1934, as amended and as defined in Rule 4200(a)(15) of the National Association of Securities Dealers (the "NASD") listing standards). The Audit Committee has adopted a written Audit Committee Charter, which requires that the Corporation's Audit Committee be comprised of three (3) members. The Audit Committee Charter is attached as Appendix A. Therefore, the Corporation is actively searching for an alternative independent director who is willing to serve on this committee.

         NOMINATING COMMITTEE

         The Nominating Committee interviews, evaluates, nominates and recommends individuals for membership on the Corporation's Board of Directors and committees thereof. The Nominating Committee held no meetings during fiscal year 2006. The Nominating Committee is composed of Dr. Riess and Mr. Johnson. All members of the Nominating Committee are independent of management (as independence is defined in the NASD listing standards). The Nominating Committee has not adopted a written Nominating Committee Charter.

         When considering a potential candidate for membership on the Corporation's Board of Directors, the Nominating Committee considers relevant business and industry experience and demonstrated character and judgment. There are no differences in the manner in which the Nominating Committee evaluates a candidate that is recommended for nomination for membership on the Corporation's Board of Directors by a Shareholder. The Nominating Committee has not received any recommendations from any of the Corporation's Shareholders in connection with the Annual Meeting.

         The Nominating Committee will consider shareholder nominations for directors submitted in accordance with the following procedure: A notice relating to the nomination must be timely given in writing to the Secretary of the Corporation prior to the meeting. To be timely, the notice must be delivered within the time permitted for submission of a Shareholder proposal as described under "Future Proposals by Shareholders." Such notice must be accompanied by the nominee's written consent, contain information relating to the business, experience and background of the nominee, and contain information with respect to the nominating Shareholder and persons acting in concert with the nominating Shareholder.

CODE OF ETHICS
--------------

         Our Board has adopted a Code of Ethics for the Chief Executive Officer and senior financial officers to govern their conduct.

                           RECOMMENDATION OF THE BOARD
                           ---------------------------

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES IDENTIFIED ABOVE.

                           AUDIT COMMITTEE REPORT (1)

         The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Corporation's Annual Report on Form 10-KSB for the year ended June 30, 2006 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

         The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the Corporation's audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Corporation's accounting principles and any other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (United States). In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Corporation, including the matters in the written disclosures required by the Independence Standards Board. The Audit Committee received from Corbin & Company, LLP written disclosure and the letter regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee also discussed with the independent auditors the matters required by the Statement on Auditing Standards No. 61 and considered the compatibility of non-audit services with the auditor's independence.

         The Audit Committee discussed with the independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the Corporation's financial reporting.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended June 30, 2006 for filing with the Securities and Exchange Commission (the "SEC").

                  Stephen M. McGrath, Audit Committee Chairman
                   Carroll O. Johnson, Audit Committee Member

(1) This Report is not "soliciting material", is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the 1933 Act or the Exchange Act.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         Corbin & Company, LLP ("Corbin") served as independent auditors for the Corporation for the fiscal year ended June 30, 2006. The following table sets forth the aggregate fees billed by Corbin & Company, LLP for services performed during the fiscal years ended June 30, 2006 and 2005, respectively:


                                         FEES BILLED BY CORBIN FOR YEAR ENDED   FEES BILLED BY CORBIN FOR YEAR ENDED
            TYPE OF SERVICE                          JUNE 30, 2006                          JUNE 30, 2005
            ---------------
Audit Fees (1)                                          $71,450                                $68,876

Tax Fees (2)                                            $ 4,220                                 $ 500

All Other Fees (3)                                      $ 8,740                                $12,500

Total                                                   $84,410                                $81,876

(1) Comprised of the audits of our annual financial statements and reviews of our quarterly financial statements, as well as attest services, comfort letters and consents to Securities and Exchange Commission ("SEC") filings.

(2) Comprised of services for tax compliance, which includes services related to the preparation and review of our original and amended tax returns for the years ended June 30, 2003, 2004 and 2005.

(3) Comprised of fees related to the filing of Form SB-2 and the audits of the Company's 401(k) Plan for the years ended December 31, 2002, 2003 and 2004.

PRE-APPROVAL POLICIES
---------------------

         Our Audit Committee has adopted a policy and procedures for the pre-approval of audit and permissible non-audit services rendered by our independent registered public accounting firm, Corbin. The policy generally pre-approves specific services in the defined categories of audit services, audit-related services, and tax services up to pre-determined amounts. Pre-approval may also be given as part of our Audit Committee's approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. All fees described above were pre-approved by our Audit Committee.

         The Audit Committee believes that all services rendered to the Corporation by Corbin were compatible with maintaining Corbin's independence.

         The Corporation has not retained Corbin to perform services in connection with (a) operating or supervising the operation of the Corporation's financial information system or managing the Corporation's local area network, or (b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Corporation's financial statements taken as a whole.

         Representatives of Corbin are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During fiscal 2005, Dr. Jean Riess was engaged by the Corporation to assist in the discussions with Beijing Double-Crane Pharmaceutical Co., Ltd. and to present at the International Symposium on Blood Substitutes. The Corporation paid him $16,000 in compensation for these services. During fiscal 2006, Dr. Riess was not engaged or paid by the Corporation.

         Roth Capital Partners, LLC ("Roth Capital") has provided financial advisory services to the Corporation from time to time. In June 2004, Roth Capital functioned as the placement agent in connection with the sale of 31,427,137 shares of common stock and warrants to purchase 23,570,357, resulting in gross proceeds to the Corporation of approximately $11 million. During fiscal 2005, Roth Capital received $768,000 as a fee for its services in connection with this transaction and a warrant to purchase 1,571,357 shares of the Corporation's common stock. During fiscal 2006, there were no related transactions. Byron Roth, Chairman and majority owner of Roth Capital, is the brother of Duane J. Roth. Theodore D. Roth is the brother of Duane J. Roth and is employed by Roth Capital.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Corporation's directors, executive officers and holders of more than 10% of a registered class of the Corporation's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Corporation. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons that no Form 5s were required for those persons, the Corporation believes that all reporting requirements under Section 16(a) for the 2005 fiscal year were met in a timely manner by its directors, executive officers and greater than 10% beneficial owners.

                                   MANAGEMENT

         The following sets forth the names, ages and positions of the Corporation's executive officers as of September 15, 2006:

Name                        Position                                       Age
----                        --------                                       ---

Duane J. Roth               Chairman and Chief Executive Officer            56
B. Jack DeFranco            President and Chief Operating Officer           61
Edward C. Hall              Chief Financial Officer                         65


BIOGRAPHICAL INFORMATION
------------------------

         DUANE J. ROTH. Mr. Roth has been Chairman of the Corporation since October 1989 and Chief Executive Officer since 1985. See "Election of Directors" for additional biographical information on Mr. Roth.

         B. JACK DEFRANCO. Mr. DeFranco has served as President and Chief Operating Officer since October 2005. From June 2003 to October 2005, Mr. DeFranco was the Senior Vice President and Chief Operating Officer of Imcor Pharmaceutical Co. For the ten years prior to that, Mr. DeFranco was Vice President of Business Development and Marketing with Alliance. Previously, Mr. DeFranco held various management positions in business development, marketing and sales with Smith & Nephew and Johnson and Johnson. In his career he has launched over 20 medical products, many of which were related to blood transfusion safety. Mr. DeFranco holds a BS in Biology from Stephen F. Austin University and an MBA and a Masters in Finance from Fairleigh Dickenson University.

         EDWARD C. HALL. Mr. Hall has been our Chief Financial Officer since July 2004, on a part-time basis. Mr. Hall has held senior financial executive positions with both public and privately held life sciences and technology companies for over 25 years. Prior to his appointment as our Chief Financial Officer, he served as Vice President and Chief Financial Officer of Chromagen, Inc., a private biotech tools company that develops proteomic and genomic assays for use in drug discovery. Prior to that Mr. Hall was Vice President, Finance and Chief Financial Officer of Cytel Corporation, a public biotech company and developer of anti-inflammatory drugs. Mr. Hall also currently serves as Chief Financial Officer of Grubb&Ellis|BRE a commercial real estate brokerage firm in San Diego and is a Partner of Tatum LLC.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
                          RELATED SHAREHOLDER MATTERS

         The following table sets forth certain information regarding the beneficial ownership of the Corporation's common stock as of September 15, 2006 by: (i) each person (or group of affiliated persons) known by the Corporation to be the beneficial owner of more than 5% of the outstanding shares of the Corporation's common stock; (ii) each of the Corporation's directors; (iii) the Corporation's executive officers serving as of June 30, 2006 whose salaries plus bonus for fiscal 2006 exceeded $100,000 (the "Named Executive Officers"); and
(iv) all of the Corporation's directors and the executive officers as a group.


                                                    AMOUNT AND NATURE OF BENEFICIAL          PERCENTAGE OF CLASS
              NAME AND ADDRESS (1)                           OWNERSHIP (2)                    BENEFICIALLY OWNED
     ----------------------------------------      ----------------------------------    -----------------------------

     EXECUTIVE OFFICERS AND DIRECTORS:

       Duane J. Roth                                        1,299,778 (4)                           3.28%
       Pedro Cuatrecasas, M.D.                                138,100 (5)                             *
       Carroll O. Johnson                                     121,500 (6)                             *
       Stephen M. McGrath                                   1,102,908 (7)                           2.83%
       Jean G. Riess, Ph.D.                                   158,447 (8)                             *
       Theodore D. Roth                                       281,300 (9)                             *
       B. Jack DeFranco                                        50,000 (10)                            *
       All directors and executive  officers
        as a group (8 persons)                              3,162,033                               7.73%

     5% SHAREHOLDERS:

       MicroCapital Fund LP                                 4,268,900 (11)                          9.99%
       MicroCapital Fund Ltd.                               4,268,900 (12)                          9.99%
       Biomedical Value Fund, L.P.                          4,268,900 (13)                          9.99%
       Biomedical Offshore Value Fund, Ltd.                 4,268,900 (14)                          9.99%
       MedCap Partners, L.P.                                4,268,900 (15)                          9.99%
       Xmark Opportunity Fund, L.P.                         3,936,838 (16)                          9.99%
       Xmark Opportunity Fund, Ltd.                         3,936,838 (17)                          9.99%
       Technology Gateway Partnership, L.P.                 4,268,900 (18)                          9.99%
       Special   Situations  Private  Equity Fund, L.P.     4,268,900 (19)                          9.99%
       Roth Capital Partners, LLC                           3,002,284 (20)                          7.31%
       Jan Dekker                                           2,822,197 (21)                          6.84%
       Osiris Investment Partners LP                        2,796,665 (22)                          6.78%

          *  Indicates ownership of less than 1% of outstanding shares.

______________
(1) The address of each of the executive officers, directors and nominees for director is c/o Alliance Pharmaceutical Corp., 4660 La Jolla Village Drive, Suite 740, San Diego, California 92122.

(2) Each person listed or included in the group has sole voting power and sole investment power with respect to the shares owned by such person, except as indicated below.

(3) Shares subject to options and warrants currently exercisable or exercisable within 60 days after September 15, 2006 are deemed outstanding for determining the number of shares beneficially owned and for computing the percentage ownership of the person holding such options, but are not deemed outstanding.

(4) Consists of (i) 86,742 shares owned by Mr. D. Roth, (ii) 145,800 shares subject to options granted by the Company under its 1991 Stock Option Plan (the "1991 Plan"), (iii) 287,000 shares subject to options granted by the Company under its 2000 Stock Option Plan (the "2000 Plan"), (iv) 750,000 shares subject to options granted by the Company under its 2001 Stock Option Plan (the "2001 Plan"), (v) 28,571 shares subject to warrants, and (vi) 1,665 shares owned by Mr. Roth's spouse.

(5) Consists of (i) 14,600 shares owned by Dr. Cuatrecasas, (ii) 20,000 shares subject to options granted by the Company under the 1991 Plan,
         (iii) 41,000 shares subject to options granted by the Company under the 2000 Plan, and (iv) 62,500 shares subject to options granted by the Company under the 2001 Plan.

(6) Consists of (i) 5,000 shares owned by Mr. Johnson, (ii) 13,000 shares subject to options granted by the Company under the 1991 Plan, (iii) 41,000 shares subject to options granted by the Company under the 2000 Plan, and (iv) 62,500 shares subject to options granted by the Company under the 2001 Plan.

(7) Consists of (i) 612,301 shares owned by Mr. McGrath, (ii) 368,107 shares subject to warrants, (iii) 19,000 shares subject to options granted by the Company under the 1991 Plan, (iv) 41,000 shares subject to options granted by the Company under the 2000 Plan, and (v) 62,500 shares subject to options granted by the Company under the 2001 Plan.

(8) Consists of (i) 15,947 shares owned by Dr. Riess, (ii) 39,000 shares subject to options granted by the Company under the 1991 Plan, (iii) 41,000 shares subject to options granted by the Company under the 2000 Plan, and (iv) 62,500 shares subject to options granted by the Company under the 2001 Plan.

(9) Consists of (i) 4,900 shares owned by Mr. T. Roth (ii) 184,400 shares subject to options granted by the Company under the 1991 Plan, (iii) 29,500 shares subject to options granted by the Company under the 2000 Plan, and (iv) 62,500 shares subject to options granted by the Company under the 2001 Plan.

(10) Consists of 50,000 shares subject to options granted by the Company under the 2001 Plan.

(11) Consists of 4,268,900 shares of common stock issuable upon conversion of a note. The Shareholder has contractually agreed to restrict its ability to convert such that the number of shares of our common stock held by it does not exceed 9.99% of our outstanding shares of common stock. This restriction may be waived by the Shareholder at its election upon 61 days' prior notice to us and in certain other circumstances. If the Shareholder waived this restriction, the number of shares of our common stock beneficially owned by it would be 8,411,023.

(12) Consists of 4,268,900 shares of common stock issuable upon conversion of a note. The Shareholder has contractually agreed to restrict its ability to convert such that the number of shares of our common stock held by it does not exceed 9.99% of our outstanding shares of common stock. This restriction may be waived by the Shareholder at its election upon 61 days' prior notice to us and in certain other circumstances. If the Shareholder waived this restriction, the number of shares of our common stock beneficially owned by it would be 4,906,430.

(13) Consists of 4,268,900 shares of common stock issuable upon conversion of a note. The Shareholder has contractually agreed to restrict its ability to convert such that the number of shares of our common stock held by it does not exceed 9.99% of our outstanding shares of common stock. This restriction may be waived by the Shareholder at its election upon 61 days' prior notice to us and in certain other circumstances. If the Shareholder waived this restriction, the number of shares of our common stock beneficially owned by it would be 8,411,023.

(14) Consists of 4,268,900 shares of common stock issuable upon conversion of a note. The Shareholder has contractually agreed to restrict its ability to convert such that the number of shares of our common stock held by it does not exceed 9.99% of our outstanding shares of common stock. This restriction may be waived by the Shareholder at its election upon 61 days' prior notice to us and in certain other circumstances. If the Shareholder waived this restriction, the number of shares of our common stock beneficially owned by it would be 5,607,349.

(15) Consists of 4,268,900 shares of common stock issuable upon conversion of a note. The Shareholder has contractually agreed to restrict its ability to convert such that the number of shares of our common stock held by it does not exceed 9.99% of our outstanding shares of common stock. This restriction may be waived by the Shareholder at its election upon 61 days' prior notice to us and in certain other circumstances. If the Shareholder waived this restriction, the number of shares of our common stock beneficially owned by it would be 10,513,779.

(16) Includes (i) 1,025,388 shares of common stock issuable upon conversion of a note held by Xmark Opportunity Fund, L.P. ("Xmark Opportunity L.P."); and (ii) 864,615 shares of common stock issuable upon conversion of a note held by Xmark Opportunity Fund, Ltd. ("Xmark Opportunity Ltd."). Xmark Asset Management, LLC ("XAM"), serves as investment manager for each of Xmark Opportunity L.P. and Xmark Opportunity Ltd., as well as various other private investment funds. Mitchell D. Kaye, whose business address is c/o Xmark Asset Management, LLC 301 Tresser Boulevard, Suite 1320, Stamford, Connecticut 06901, is the Manager of XAM, and as such, Mr. Kaye possesses the power to vote and direct the disposition of all securities held by Xmark Opportunity L.P. and Xmark Opportunity Ltd. The Shareholder has contractually agreed to restrict its ability to convert such that the number of shares of our common stock held by it does not exceed 9.99% of our outstanding shares of common stock. This restriction may be waived by the Shareholder at its election upon 61 days' prior notice to us and in certain other circumstances. If the Shareholder waived this restriction, the number of shares of our common stock beneficially owned by it would be 15,107,272.

(17) Includes (i) 864,615 shares of common stock issuable upon conversion of a note held by Xmark Opportunity Ltd.; and (ii) 1,025,388 shares of common stock issuable upon conversion of a note held by Xmark Opportunity L.P. XAM serves as investment manager for each of Xmark Opportunity L.P. and Xmark Opportunity Ltd., as well as various other private investment funds. Mitchell D. Kaye, whose business address is c/o Xmark Asset Management, LLC 301 Tresser Boulevard, Suite 1320, Stamford, Connecticut 06901, is the Manager of XAM, and as such, Mr. Kaye possesses the power to vote and direct the disposition of all securities held by Xmark Opportunity L.P. and Xmark Opportunity Ltd. The Shareholder has contractually agreed to restrict its ability to convert such that the number of shares of our common stock held by it does not exceed 9.99% of our outstanding shares of common stock. This restriction may be waived by the Shareholder at its election upon 61 days' prior notice to us and in certain other circumstances. If the Shareholder waived this restriction, the number of shares of our common stock beneficially owned by it would be 15,107,272.

(18) Includes 1,491,400 shares of common stock issuable upon conversion of a note. The Shareholder has contractually agreed to restrict its ability to convert such that the number of shares of our common stock held by it does not exceed 9.99% of our outstanding shares of common stock. This restriction may be waived by the Shareholder at its election upon 61 days' prior notice to us and in certain other circumstances. If the Shareholder waived this restriction, the number of shares of our common stock beneficially owned by it would be 6,004,593.

(19) Consists of 4,268,900 shares of common stock issuable upon conversion of a note. The Shareholder has contractually agreed to restrict its ability to convert such that the number of shares of our common stock held by it does not exceed 9.99% of our outstanding shares of common stock. This restriction may be waived by the Shareholder at its election upon 61 days' prior notice to us and in certain other circumstances. If the Shareholder waived this restriction, the number of shares of our common stock beneficially owned by it would be 7,175,863.

(20) Includes 2,594,397 shares of common stock issuable upon exercise of warrants and 13,695 shares of common stock and 10,000 shares of common stock issuable upon exercise of warrants held by Gordon Roth, Chief Operating Officer of Roth Capital Partners, LLC ("Roth Capital"). Roth Capital has served as placement agent for several of our equity financings. Duane Roth, our Chairman and Chief Executive Officer, is the brother of Byron Roth, Chairman and majority owner of Roth Capital, Gordon Roth and Theodore Roth. Theodore Roth, Managing Director, Corporate Finance of Roth Capital was our President and Chief Operating Officer until December 31, 2002, and he is currently one of our directors.

(21) Includes 2,821,197 shares of common stock issuable upon conversion of a note.

(22) Consists of 2,796,665 shares of common stock issuable upon conversion of a note.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding the compensation earned during the last three fiscal years by the Named Executive
Officers:

SUMMARY COMPENSATION TABLE
--------------------------
                                                                                       LONG-TERM
                                                                                     COMPENSATION
                                                        ANNUAL COMPENSATION              AWARDS
                                                  -------------------------------    --------------
                                                                                      SECURITIES
                                                                                      UNDERLYING
                                                                                     OPTIONS/SARS         ALL OTHER
     NAME AND PRINCIPAL POSITION           YEAR         SALARY         BONUS (a)          (#)           COMPENSATION
------------------------------------    ---------    -----------     ------------    --------------    ---------------
Duane J. Roth                             2006        $120,000           $-                -                 $-
   Chairman and Chief Executive           2005        $188,000           $-            1,000,000        $74,000 (b)
   Officer                                2004        $228,460           $-              180,000             $-

B. Jack DeFranco                          2006        $158,540           $-              200,000             $-
   President and Chief Operating
   Officer

(a) The Board of Directors has determined that, as in fiscal year 2004 and 2005, there will be no executive bonuses for fiscal year 2006.

(b)      Consists of $74,000 in vacation pay that had accrued in favor of Mr. D.
         Roth and that was paid out to Mr. D. Roth in accordance with the Company's policies for full-time employees who transition to part-time and become ineligible for company benefits.

EMPLOYMENT AGREEMENTS
---------------------

         None.

OPTION GRANTS IN THE LAST FISCAL YEAR
-------------------------------------

         The following table provides information concerning individual grants of stock options during fiscal 2006 to the Named Executive Officers. The exercise prices in each case equal the last reported sales price per share of the Corporation's common stock as reported by the Over-the-Counter Bulletin
Board on the date of grant. The percentage of total options granted to the Corporation's employees in the last fiscal year is based on options to purchase an aggregate of 467,500 shares of common stock granted under the Corporation's option plans to all of our employees in fiscal 2006:

                          NUMBER OF SHARES OF        PERCENT OF TOTAL
                             COMMON STOCK            OPTIONS GRANTED     EXERCISE
                          UNDERLYING OPTIONS         TO EMPLOYEES IN      PRICE      EXPIRATION
NAME                          GRANTED (#)            LAST FISCAL YEAR    ($/SH)        DATE
----                          -----------            ----------------    ------        ----

Duane J. Roth                      -                        -               -          -
B. Jack DeFranco                200,000                    43%            $0.11    10/13/2015


FISCAL YEAR END OPTION VALUES
-----------------------------

         The Corporation has granted options to its executive officers under its 1983 Incentive Stock Option Plan (which plan expired on October 1, 1993), its
1983 Non-Qualified Stock Option Program (which plan expired on February 25,
1999), its 1991 Stock Option Plan (which plan expired on November 7, 2001), its
2000 Stock Option Plan and its 2001 Stock Option Plan.

         No options were exercised by any of the Named Executive Officers during the 2006 fiscal year. In addition, no stock appreciation rights were exercised by any of the Named Executive Officers during the 2006 fiscal year.

         The following table sets forth the number of shares of the Corporation's common stock subject to exercisable and unexercisable stock options that the Named Executive Officers held at June 30, 2006:


                         NUMBER OF SECURITIES UNDERLYING             VALUE OF UNEXERCISED IN-THE-MONEY
NAME                  UNEXERCISED OPTIONS AT FISCAL YEAR END            OPTIONS AT FISCAL YEAR END
----                  --------------------------------------            --------------------------
                          EXERCISABLE      UNEXERCISABLE             EXERCISABLE       UNEXERCISABLE
Duane J. Roth               932,800           500,000                    $-                 $-
B. Jack DeFranco             50,000           150,000                    $-                 $-

            PROPOSAL 2. AMENDMENT OF THE CERTIFICATE OF INCORPORATION
                  TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

         The Corporation is proposing an amendment to Paragraph 4 of the Corporation's Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 125,000,000 shares to 150,000,000 shares (the "Common Stock Amendment"). Such summary is qualified in its entirety by reference to the full text of the Common Stock Amendment, a copy of which is attached as Appendix B to this Proxy Statement.

         Pursuant to its Certificate of Incorporation, as amended, the Corporation is presently authorized to issue 125,000,000 shares of Common Stock and 5,000,000, shares of preferred stock, $.01 par value. On September 15, 2006, if all of the shares of Common Stock currently reserved for issuance upon the exercise of outstanding warrants and options were issued, the number of shares of Common Stock outstanding would be 59,632,285 shares. The Company has also reserved an additional 70,235,724 shares of Common Stock for issuance upon the conversion of its Series F Preferred Stock and all outstanding convertible debt.

         On August 22, 2006, the Board of Directors approved an amendment to the Corporation's Certificate of Incorporation providing for an increase in the authorized number of shares of Common Stock from 125,000,000 shares to 150,000,000 shares. The Board of Directors deems it to be in the best interest of the Corporation and its shareholders that the Corporation have available additional authorized shares of Common Stock to accommodate the conversion and/or exercise of all outstanding options, convertible notes, preferred stock and warrants and to enable a future public offering, private placement, acquisition, stock dividends, personnel recruitment and retention, and for other opportunities which may arise in the future. At this time, the Company does not have any plans to issue any such remaining common stock in any of the foregoing transactions. The additional shares of Common Stock would be available for issuance by action of the Board of Directors without the need for further action by shareholders, unless such action were specifically required by applicable law or rules of any stock exchange on which the Corporation's securities may then be listed. Under applicable laws of the State of New York, shareholders of the Corporation have no pre-emptive rights with respect to the authorization or issuance of additional shares of the Corporation's capital stock.

         The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Corporation's shareholders depending upon the exact nature and circumstances of any actual issuance of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Corporation more difficult. For example, additional shares could be issued by the Corporation so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Corporation. Similarly, the issuance of additional shares to certain persons allied with the Corporation's management could have the effect of making it more difficult to remove the Corporation's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

         In addition, an issuance of additional shares by the Corporation could have an effect on the potential realizable value of a shareholder's investment. In the absence of a proportionate increase in the Corporation's earnings and book value, an increase in the aggregate number of outstanding shares of the Corporation caused by the issuance of the additional shares would dilute the earnings per share and book value per share of all outstanding shares of the Corporation's Common Stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a shareholder's investment could be adversely affected.

         Under New York law, the affirmative vote of the holders of securities representing a majority of the voting power entitled to vote at the Annual Meeting is required to adopt the proposed Common Stock Amendment.

                           RECOMMENDATION OF THE BOARD
                           ---------------------------

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF THE COMMON STOCK AMENDMENT.

          PROPOSAL 3. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Audit Committee of the Board has selected Corbin & Company LLP ("Corbin") as our independent registered public accounting firm for the fiscal year ending June 30, 2007, and has requested management to ask for shareholder ratification of such selection at the Annual Meeting. Corbin has audited our financial statements for the year ended June 30, 2006. Representatives of Corbin are expected to be at the Annual Meeting to answer any questions and make a statement should they be asked to do so.

         Although our bylaws do not require shareholders to approve our independent registered public accounting firm, the Audit Committee would like our shareholders' opinion as a matter of good corporate practice. If the shareholders vote against Corbin, the Audit Committee will reconsider whether to keep the firm. However, even if the shareholders ratify the selection, the Audit Committee may choose to appoint a different independent accounting firm at any time during the year if it believes that a change would be in the best interests of our shareholders and our Company.

         We require the affirmative vote of the holders of a majority of the outstanding shares of stock present in person or represented by proxy and entitled to vote at the Annual Meeting to ratify the selection of Corbin. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                           RECOMMENDATION OF THE BOARD
                           ---------------------------

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.


                                 OTHER BUSINESS

         Management knows of no other matters that may be presented at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                         HOUSEHOLDING OF PROXY MATERIALS

         The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies.

         This year, a number of brokers with account holders who are our shareholders will be "householding" our proxy materials. A single Proxy Statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Proxy Statement and annual report, please notify your broker, and direct your written request to Alliance Pharmaceutical Corp. at 4660 La Jolla Village Drive, Suite 740, San Diego, California 92122. Shareholders who currently receive multiple copies of the Proxy Statement at their address and would like to request "householding" of their communications should contact their broker.

                        FUTURE PROPOSALS BY SHAREHOLDERS

         Any proposal which a shareholder of the Corporation wishes to have included in the Proxy Statement and proxy relating to the Corporation's 2007 Annual Meeting, pursuant to the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, must be received by the Corporation at its executive offices no later than August 24, 2007, and must otherwise comply with the requirements of Rule 14a-8. Shareholder proposals submitted outside the processes of Rule 14a-8 will also be considered untimely if submitted after August 24, 2007, unless our 2007 Annual Meeting date is more than 30 days before or after November 14, 2007. If our 2007 Annual Meeting is advanced or delayed by more than one year and 30 days from this year's meeting date, then proposals must be received not less than 90 nor more than 120 days before the 2007 Annual Meeting or the 10th day following the date on which the meeting date is publicly announced. The address of the Corporation's executive office is 4660 La Jolla Village Drive, Suite 740, San Diego, California 92122.

                          ANNUAL REPORT ON FORM 10-KSB

         A complete copy of the Corporation's Annual Report on Form 10-KSB for the year ended June 30, 2006 is included in the Corporation's 2006 Annual Report to Shareholders. A copy of the Corporation's 2006 Annual Report to Shareholders has been mailed to all Shareholders along with this Proxy Statement. Shareholders may obtain additional copies of the Corporation's Annual Report on Form 10-KSB and the exhibits thereto, without charge, by writing to the Corporation, 4660 La Jolla Village Drive, Suite 740, San Diego, California 92122, Attention: Corporate Communications.

         It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Shareholders who are present at the Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

                                            By Order of the Board of Directors,

                                            Duane J. Roth, Chairman
Date: September 15, 2006
      San Diego, California


                                              VOTE BY INTERNET - WWW.PROXYVOTE.COM
ALLIANCE PHARMACEUTICAL CORP.                 Use the Internet to transmit your voting
4660 LA JOLLA VILLAGE DRIVE, SUITE 740        instructions and for electronic delivery of
SAN DIEGO, CA 92122                           information up until 11:59 P.M. Eastern Time
                                              the day before the cut-off date or meeting
                                              date. Have your proxy card in hand when you
                                              access the web site.

                                              VOTE BY PHONE - 1-800-690-6903
                                              Use any touch-tone telephone to transmit
                                              your voting instructions up until 11:59 P.M.
                                              Eastern Time the day before the cut-off date
                                              or meeting date. Have your proxy card in
                                              hand when you call and then follow the
                                              simple instructions the Vote Voice provides
                                              you.

                                              VOTE BY MAIL -
                                              Mark, sign and date your proxy card and
                                              return it in the postage-paid envelope we've
                                              provided or return to Alliance
                                              Pharmaceutical Corp., c/o ADP, 51 Mercedes
                                              Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE            KEEP THIS PORTION FOR YOUR RECORDS
OR BLACK INK AS FOLLOWS:

                                              DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ALLIANCE PHARMACEUTICAL CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS

PROPOSAL 1.  ELECTION OF DIRECTORS:  To elect the six (6) nominees for Director listed below.


01)     Dr. Pedro Cuatrecasas    05)    Duane J. Roth        FOR     WITHHOLD     FOR ALL   To withhold
02)     Carroll O. Johnson       06)    Theodore D. Roth     ALL       ALL        EXCEPT    authority to vote
03)     Stephen M. McGrath                                   |_|       |_|          |_|     for any individual
04)     Dr. Jean G. Riess                                                                   nominee, mark "For
                                                                                            All Except" and
                                                                                            write the nominee's
                                                                                            number on the line
                                                                                            below.
                                                                                            ___________________

PROPOSAL 2.  AMENDEMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK FROM
125,000,000 SHARES TO 150,000,000 SHARES.


                       [ ] FOR                    [ ] AGAINST                  [ ]  ABSTAIN

PROPOSAL 3.  RATIFICATION OF SELECTION OF CORBIN & COMPANY LLP AS INDEPENDENT AUDITORS.


                       [ ] FOR                    [ ] AGAINST                  [ ]  ABSTAIN

3. OTHER MATTERS: A majority of the Directors will determine how to vote this proxy with respect to any other matters which may properly come before the meeting or any adjournment thereof.

4. PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.



         Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.

For address changes, please check this box      |_|
and write them on the back where indicated

Receipt of the Notice of Annual Meeting and of the Proxy Statement and Annual Report to Shareholders of the Corporation is hereby acknowledged.

_____________________________________________        __________________________________________
_____________________________________________        __________________________________________
Signature [PLEASE SIGN WITHIN BOX]      Date         Signature (Joint Owners)              Date


______________________________________________________________________________


                          ALLIANCE PHARMACEUTICAL CORP.

           Annual Meeting of Shareholders to be held November 14, 2006 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking any proxy heretofore given, hereby appoints Carroll O. Johnson, Stephen M. McGrath and Duane J. Roth, and each of them the proxies of the undersigned with full power of substitution, with respect to all of the shares of stock of ALLIANCE PHARMACEUTICAL CORP., a New York corporation (the "Corporation"), which the undersigned is entitled to vote at the Corporation's Annual Meeting of Shareholders to be held at 10:00 a.m., San Diego time, on Tuesday, November 14, 2006, and at any adjournment thereof.



P
R                THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
O                DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION
X                IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN
Y                PROPOSAL 1



         _______________________________________________________________________
         Address Change:
         _______________________________________________________________________

         _______________________________________________________________________
         (If you noted any Address Changes above, please mark corresponding box on the reverse side.)

      (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE REVERSE SIDE)
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                                   APPENDIX A

              ALLIANCE PHARMACEUTICAL CORP. AUDIT COMMITTEE CHARTER

ORGANIZATION

This charter governs the operations of the audit committee of Alliance Pharmaceutical Corp. (the "Company"). The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom is independent of management and the Company. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of accounting and financial controls, and the annual independent audit of the Company's financial statements. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts, for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring process of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

         o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

         o The committee shall discuss with the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical concerns. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

         o The committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.


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         o        The committee shall review with the management and the
                  independent auditors the financial statements to be included in the Company's Annual Report on Form 10-KSB (or the annual report to shareholders if distributed prior the filing of Form 10-KSB), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                                   APPENDIX B.
                                 New York State
                               Department of State
                     Division of Corporations, State Records
                           and Uniform Commercial Code
                                 41 State Street
                                Albany, NY 12231
                               www.dos.state.ny.us


                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                          ALLIANCE PHARMACEUTICAL CORP.

FIRST: The name of the corporation is: Alliance Pharmaceutical Corp. The name under which the Corporation was formed is: Otisville Biologics, Inc.

SECOND: The date of filing of the Certificate of Incorporation with the Department of State was: February 23, 1983. The Certificate of Incorporation was first restated and the Restated Certificate was filed on November 10, 1993. The Certificate of Incorporation was restated for a second time and the Restated Certificate was filed on May 7, 2001. The Certificate of Incorporation was restated for a third time and the Restated Certificate was filed on October 16, 2001.

THIRD: The amendment effected by this Certificate of Amendment is as follows:
The third paragraph of Section 4 of the Certificate of Incorporation, as amended heretofore, is restated to read as follows:

                  The total number of shares of stock which the Corporation is authorized to issue is 155,000,000 of which 150,000,000 shares shall be designated Common Stock, $.01 par value per share, and 5,000,000 shares shall be designated Preferred Stock, $.01 par value per share. The relative rights, preferences and limitations of the shares of each class are as follows:

The remainder of Section 4 shall remain unchanged.

FOURTH: The certificate of amendment was authorized by: [CHECK THE APPROPRIATE BOX]

|X| The vote of the board of directors followed by a vote of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders.

|_| The vote of the board of directors followed by the unanimous written consent of the holders of all outstanding shares.



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         IN WITNESS WHEREOF, I have subscribed this document on the date set opposite my name below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined and are true and correct.

Date:  ___________ __, 2006                    _________________________________
                                               Name:  Duane J. Roth
                                               Title:  Chief Executive Officer